SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1933

August 20, 2003

Date of Report (date of earliest event reported)

OmniVision Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-29939	77-0401990

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1341 Orleans Drive

Sunnyvale, California 94089-1136

(Address of principal executive offices)

(408) 542-3000

(Registrant’s telephone number, including area code)

ITEM 7.    Financial Statements and Exhibits.

(c)  Exhibits

The following exhibit is furnished herewith:

99.1	Press Release, dated August 20, 2003, of OmniVision Technologies, Inc. announcing its financial results for the fiscal quarter ended July 31, 2003

ITEM 12.    Results of Operations and Financial Condition

The following information is intended to be furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 20, 2003, the Board of Directors of OmniVision Technologies, Inc. issued a press release announcing its financial results for its first fiscal quarter ended July 31, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2003

OmniVision Technologies, Inc.

By:	/s/ SHAW HONG
Shaw Hong President and Chief Executive Officer

Exhibit Number	Description

99.1	Press Release, dated August 20, 2003, of OmniVision Technologies, Inc. announcing its financial results for the fiscal quarter ended July 31, 2003